Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.8275%



        Excess Protection Level
          3 Month Average  4.93%
          January, 1998  4.78%
          December, 1997  5.15%
          November, 1997  4.88%


        Cash Yield                                  17.84%


        Investor Charge Offs                        4.71%


        Base Rate                                   8.36%


        Over 35 Day Delinquency                     4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $34,907,536,752.65


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,616,202,234.16